                                                                   EXHIBIT 10.02

[***] indicates the omission of confidential portions for which confidential treatment has been requested. Such confidential information has been filed separately with the Commission.

                                OMNIBUS AMENDMENT
                                       AND
                      REAFFIRMATION OF PERFORMANCE GUARANTY

                           DATED AS OF AUGUST 18, 2004

                                  BY AND AMONG

                          CARDINAL HEALTH FUNDING, LLC,

                              GRIFFIN CAPITAL, LLC,

                           THE CONDUITS PARTY HERETO,

                    THE FINANCIAL INSTITUTIONS PARTY HERETO,

                        THE MANAGING AGENTS PARTY HERETO,

                       BANK ONE, NA (MAIN OFFICE CHICAGO),
                                  AS THE AGENT,

                                       AND

                              CARDINAL HEALTH, INC.

                AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT

                  AMENDMENT NO. 1 TO RECEIVABLES SALE AGREEMENT

                                OMNIBUS AMENDMENT
                                       AND
                      REAFFIRMATION OF PERFORMANCE GUARANTY

            This OMNIBUS AMENDMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY (this "OMNIBUS AMENDMENT"), dated as of August 18, 2004, by and among Cardinal Health Funding, LLC ("FUNDING"), Griffin Capital, LLC, individually and as Servicer under and as defined in the Receivables Purchase Agreement referred to below ("GRIFFIN" or "SERVICER"), each entity signatory hereto as a Conduit (each a "CONDUIT " and collectively, the "Conduits"), each entity signatory hereto as a Financial Institution (each a "FINANCIAL INSTITUTION " and, collectively with the Conduits, the "PURCHASERS"), each entity signatory hereto as a Managing Agent (each a "MANAGING AGENT " and collectively, the "MANAGING AGENTS"), Bank One, NA (Main Office Chicago), as the Agent, and Cardinal Health, Inc. ("CARDINAL HEALTH").

                                    RECITALS

            Funding, Servicer, the Purchasers, the Managing Agents and the Agent have entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of May 21, 2004 (the "RECEIVABLES PURCHASE AGREEMENT"), which amended and restated that certain Receivables Purchase Agreement, dated as of June 29, 2000, as amended from time to time (the "ORIGINAL AGREEMENT").

            In connection with the Receivables Purchase Agreement, Griffin and Funding entered into that certain Amended and Restated Receivables Sale Agreement, dated as of May 21, 2004 (the "RECEIVABLES SALE Agreement").

            The terms and provisions of that certain Performance Guaranty, dated as of June 29, 2000 (as amended or otherwise modified as of the date hereof, the "PERFORMANCE GUARANTY"), given by Cardinal Health in favor of Funding in connection with the Original Agreement, continue to be in full force and effect.

            The parties hereto desire to amend certain provisions of the Receivables Purchase Agreement and the Receivables Sale Agreement, and Cardinal Health desires to affirm its obligations under the Performance Guaranty, all as more fully described herein.

                     OMNIBUS AMENDMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY

                                A G R E E M E N T

      NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

      SECTION 1. Definitions. Capitalized terms used herein and not defined herein shall have the respective meanings assigned thereto in the Receivables Purchase Agreement.

      SECTION 2. Amendment to Receivables Sale Agreement. Subject to the terms and conditions set forth herein, Section 2.1(l) of the Receivables Sale Agreement is hereby amended and restated in its entirety to read as follows:

            (1) Collections. The conditions and requirements set forth in
Section 4.1(i) have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of Griffin at each Collection Bank and the post office box number or bank departmental box number (as applicable) of each Lock-Box, are listed on Exhibit III or have been provided to the Agent in a written notice that complies with Section 4.2(b). Griffin has not granted any Person, other than Buyer (and its assigns) dominion and control or "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any Lock-Box or Collection Account, or the right to take dominion and control or "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event. Griffin has taken all steps necessary to ensure that Buyer (or its assigns) has "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) over all Lock-Boxes and Collection Accounts.

      SECTION 3. Amendments to Receivables Purchase Agreement. Subject to the terms and conditions set forth herein, the Receivables Purchase Agreement is hereby amended as follows:

            (a) Section 5.1(i) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  (i) Collections. The conditions and requirements set forth in
      Section 7.1(j) and Section 8.2 have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of Seller at each Collection Bank and the post office box number or bank departmental number of each Lock-Box, are listed on Exhibit IV or have been provided to the Agent in a written notice that complies with Section 7.2(b). Seller has not granted any Person, other than the Agent as contemplated by this Agreement, dominion and control or "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any Lock-Box or Collection Ac count, or the right to take dominion and control or "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event. Each Seller Party has taken all steps necessary

                     OMNIBUS AMENDMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY

      to ensure that the Agent has "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) over all Lock-Boxes and Collection Accounts.

            (b) Exhibit IV of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as set forth in Annex A attached hereto.

      SECTION 4. Reaffirmation of Performance Guaranty. Cardinal Health hereby acknowledges each of the amendments to the Receivables Sale Agreement and the Receivables Purchase Agreement effected hereby and reaffirms that its obligations under each of the Performance Guaranty and each other Transaction Document to which it is a party continue in full force and effect with respect to each of the Receivables Sale Agreement and the Receivables Purchase Agreement, each as amended hereby.

      SECTION 5. Conditions to Effectiveness of this Omnibus Amendment. This Omnibus Amendment shall become effective as of the date hereof, subject to the satisfaction of the following conditions:

            (a) Omnibus Amendment. The Agent shall have received executed counterparts of this Omnibus Amendment, duly executed by each of the parties hereto.

            (b) Representations and Warranties. As of the date hereof, both before and after giving effect to this Omnibus Amendment, all of the representations and warranties of Funding, Griffin, Servicer and Cardinal Health contained in the Receivables Sale Agreement, the Receivables Purchase Agreement and in each other Transaction Document, in each case, as amended hereby (other than those that speak expressly only as of a different date) shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of Funding, Griffin, Servicer and Cardinal Health shall be deemed to have represented and warranted such).

            (c) No Amortization Event. As of the date hereof, both before and after giving effect to this Omnibus Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Funding and Servicer shall be deemed to have represented and warranted such).

            (d) [***] Collection Account Agreement. The Agent shall have received a duly executed copy of that certain Fourth Amended and Restated Collection Account Agreement, dated as of August 18, 2004, by and among Griffin, Funding and [***], in form and substance satisfactory to the Agent, in its sole and absolute discretion.

      SECTION 6. Miscellaneous.

            (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Purchase Agreement, the Receivables Sale Agreement, any other Transaction Document or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Receivables Purchase Agreement, the Receivables

                     OMNIBUS AMENDMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY

Sale Agreement, any other Transaction Document or any other instrument or agreement referred to therein. Each reference in the Receivables Purchase Agreement or the Receivables Sale Agreement, as applicable, to "this Agreement," "herein," "hereof" and words of like import shall mean such agreement, as amended hereby, and each reference in the Transaction Documents to "Receivables Purchase Agreement," the "Purchase Agreement" or the Receivables Purchase Agreement or to "Receivables Sale Agreement," the "Sale Agreement" or the Receivables Sale Agreement shall mean the Receivables Purchase Agreement or the Receivables Sale Agreement, as applicable, as amended hereby. This Omnibus Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and the Receivables Sale Agreement, as applicable, and all terms, conditions, representations, warranties, covenants and agreements set forth in each such agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

            (b) Transaction Documents. This Omnibus Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and the Receivables Sale Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

            (c) Costs, Fees and Expenses. Funding agrees to reimburse the Agent, each Managing Agent and each Purchaser on demand for all costs, fees and expenses incurred by the Agent, each Managing Agent and each Purchaser (including, without limitation, the reasonable fees and expenses of counsels to the Agent, each Managing Agent and each Purchaser) incurred in connection with the preparation, execution and delivery of this Omnibus Amendment.

            (d) Counterparts. This Omnibus Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

            (e) Severability. Any provision contained in this Omnibus Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Omnibus Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

            (f) GOVERNING LAW. THIS OMNIBUS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

            (g) WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMIT TED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS OMNIBUS AMENDMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

                            (Signature Pages Follow)

                     OMNIBUS AMENDMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY

            IN WITNESS WHEREOF, the undersigned have caused this Omni bus Amendment to be executed as of the date first above written.

                                        CARDINAL HEALTH FUNDING, LLC, as Seller

                                        By: /s/ Ali Rizvi
                                            ------------------------------------
                                        Name: Ali Rizvi
                                        Title: President

                                        GRIFFIN CAPITAL, LLC,
                                        individually and as Servicer

                                        By: /s/ Wayne Jeu
                                            -----------------------------------
                                        Name: Wayne Jeu
                                        Title: President

                                        CARDINAL HEALTH, INC.,
                                        as Performance Guarantor

                                        By: /s/ Dong K. Choi
                                           ------------------------------------
                                        Name:
                                        Title:

                     OMNIBUS AMENDMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY

                                          PREFERRED RECEIVABLES FUNDING
                                          CORPORATION, as a Conduit

                                          By: /s/ Sherri Gerner
                                              ----------------------------------
                                          Name: Sherri Gerner
                                          Title: Authorized Signer

                                          BANK ONE, NA (MAIN OFFICE CHICAGO), as
                                          a Financial Institution and as Agent

                                          By: /s/ Sherri Gerner
                                              ----------------------------------
                                          Name: Sherri Gerner
                                          Title: Vice President

                     OMNIBUS AMENDMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY

                                           LIBERTY STREET FUNDING CORP., as a
                                           Conduit

                                           By: /s/ Andrew L. Stidd
                                               ---------------------------------
                                           Name: Andrew L. Stidd
                                           Title: President

                                           THE BANK OF NOVA SCOTIA,
                                           as a Financial Institution and as a
                                           Managing Agent

                                           By: /s/ Michael Eden
                                               ---------------------------------
                                           Name: Michael Eden
                                           Title: Director

                     OMNIBUS AMENDMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY

                                                                         Annex A

                                   EXHIBIT IV

                 NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS

[***] Lock-Boxes and Collection Accounts

The following Lock-Box is maintained with [***] and deposits into Account No. [***] maintained in the name of "Griffin Capital, LLC, as Servicer":

           LOCK-BOX/ P.O. ADDRESS

         Williams Drug Distributors
         A Cardinal Health Company
         1296 Solutions Center
         Dept. 771296
         Chicago, IL 60677-1002

In addition, Collections are remitted directly to the following account at [***]: Master Account No. [***] maintained in the name of "Cardinal Health, Inc."

[***] Collection Account

Collections are remitted directly to Account No. [***] maintained with [***] in the name of "Cardinal Health, Inc."

[***] Lock-Boxes and Collection Accounts

The following Lock-Boxes are maintained with [***] and deposit into Account No. [***] maintained in the name of "Griffin Capital, LLC, as Servicer":

                                  Exhibit IV-1

                     OMNIBUS AMENDMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY

         LOCK-BOX/ P.O. ADDRESS

         Cardinal Health
         National Accounts
         P.O. Box 402605
         Atlanta, GA 30384-2605

         Cardinal Health
         Albuquerque Division
         P.O. Box 847359
         Dallas, TX 75284-7359

         Cardinal Health
         Houston Division
         P.O. Box 847370
         Dallas, TX 75284-7370

         Cardinal Health
         Waco Division
         P.O. Box 847384
         Dallas, TX 75284-7384

         Cardinal Health
         Auburn Division
         3712 Collections Center Drive
         Chicago, IL 60693-0037

         Cardinal Health
         Aurora Division
         3740 Collections Center Drive
         Chicago, IL 60693-0037

         Cardinal Health
         Boston Division
         3763 Collections Center Drive
         Chicago, IL 60693-0037

         Cardinal Health
         Columbus Division
         3833 Collections Center Drive
         Chicago, IL 60693-0038

         Cardinal Health
         Denver Division
         3815 Collections Center Drive
         Chicago, IL 60693-0038

         Cardinal Health
         Kansas City Division
         5042 Collections Center Drive
         Chicago, IL 60693-0050

         Cardinal Health
         Minneapolis Division
         5075 Collections Center Drive
         Chicago, IL 60693-0050

                                  Exhibit IV-2

                     OMNIBUS AMENDMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY

         Cardinal Health
         Salt Lake City Division
         5143 Collections Center Drive
         Chicago, IL 60693-0051

         Cardinal Health
         St. Louis Division
         5279 Collections Center Drive
         Chicago, IL 60693-0052

         Cardinal Health
         Syracuse Division
         5303 Collections Center Drive
         Chicago, IL 60693-0053

         Cardinal Health
         Wheeling Division
         5490 Collections Center Drive
         Chicago, IL 60693-0054

         Cardinal Health
         Swedesboro Division
         5958 Collections Center Drive
         Chicago, IL 60693-0055

         Cardinal Health
         Ontario Division
         File #56410
         Los Angeles, CA 90074-6410

         Cardinal Health
         Valencia Division
         File #56412
         Los Angeles, CA 90074-6412

         Cardinal Health
         Sacramento Division
         File #74031
         P.O. Box 60000
         San Francisco, CA 94160-0001

         Cardinal Health
         Los Angeles Division
         File #57130
         Los Angeles, CA 90074-7130

[***] Collection Accounts

Collections are remitted directly to Account Nos. [***], each maintained with [***] in the name of "Griffin Capital, LLC, as Servicer."

                                  Exhibit IV-3